AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2022

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Mei Feng A. Zhang
Investor Contact
(212) 940-3312;
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2021 and consolidated statements of operations for the years ended December 31, 2021 and December 31, 2020.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.
Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for catastrophes and other weather-related losses including losses related to the COVID-19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives including our exit from property reinsurance business, our expectations regarding pricing, other market conditions and economic conditions including inflation, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

COVID-19
•the adverse impact of the ongoing COVID-19 pandemic on our business, results of operations, financial condition, and liquidity;

Insurance Risk
•the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change;
•actual claims exceeding loss reserves;
•the failure of any of the loss limitation methods we employ;
•the effects of emerging claims, coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions;
•the failure of our cedants to adequately evaluate risks;
•the adverse impact of inflation;

Strategic Risk
•losses from war including losses related to the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses;
•changes in the political environment of certain countries in which we operate or underwrite business, including the United Kingdom's withdrawal from the European Union;
•the loss of business provided to us by major brokers;
•a decline in our ratings with rating agencies;
•the loss of one or more of our key executives;
•difficulties with technology and/or data security;

i

Credit Risk
•the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;
•the failure of our policyholders or intermediaries to pay premiums;
•general economic, capital and credit market conditions, including fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates;
•breaches by third parties in our program business of their obligations to us;

Liquidity Risk
•the inability to obtain additional capital on favorable terms, or at all;

Operational Risk
•changes in accounting policies or practices;
•the use of industry models and changes to these models;

Regulatory Risk
•changes in governmental regulations and potential government intervention in our industry;
•inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices; and

Risks Related to Taxation
•changes in tax laws.

Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov. Readers are urged to carefully consider all such factors as the COVID-19 pandemic may have the effect of heightening many of the other risks and uncertainties described.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore renewable energy installations. This line of business includes primary and excess risks, some of which are catastrophe-exposed.
Marine: provides cover for traditional marine classes, including offshore energy, renewable offshore energy, cargo, liability, recreational marine, fine art, specie, and hull war. Offshore energy coverage includes physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides cover for physical damage and business interruption of an insured following an act of terrorism and includes kidnap and ransom, and crisis management insurance.
Aviation: provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign and corporate credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, cyber and privacy insurance, medical malpractice and other financial insurance related covers for public and private commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low to mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.
Accident and Health: includes accidental death, travel insurance, specialty health products for employer and affinity groups, and pet insurance.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including workers compensation and personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and an excess of loss basis. The Company announced its exit from this line of business in June 2022.

Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis. The Company announced its exit from this line of business in June 2022.
Credit and Surety: provides reinsurance of trade credit insurance products and includes proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is provided to mortgage guaranty insurers and U.S. government-sponsored entities for losses related to credit risk transfer into the private sector.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber, and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Motor: provides protection to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered.
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability, and excess casualty.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment, and electronic equipment as well as business interruption. The Company exited this line of business in 2020.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Marine and Aviation: includes specialty marine classes such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis.

Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended September 30,				Nine months ended September 30,
		2022	2021	Change		2022	2021	Change

HIGHLIGHTS	Gross premiums written	$1,707,808	$1,646,489	3.7%		$6,455,899	$6,123,156	5.4%
	Gross premiums written - Insurance	77.2%	71.5%	5.7	pts	63.7%	57.9%	5.8	pts
	Gross premiums written - Reinsurance	22.8%	28.5%	(5.7)	pts	36.3%	42.1%	(5.8)	pts
	Net premiums written	$1,036,784	$996,471	4.0%		$4,166,502	$3,979,215	4.7%
	Net premiums earned	$1,284,866	$1,211,427	6.1%		$3,820,163	$3,472,090	10.0%
	Net premiums earned - Insurance	60.9%	56.2%	4.7	pts	60.3%	55.6%	4.7	pts
	Net premiums earned - Reinsurance	39.1%	43.8%	(4.7)	pts	39.7%	44.4%	(4.7)	pts
	Net income (loss) available (attributable) to common shareholders	$(16,947)	$47,385	nm		$151,904	$391,028	(61.2%)
	Operating income (loss) [a]	$2,507	$1,044	nm		$331,323	$254,289	30.3%
	Annualized return on average common equity [b]	(1.7%)	3.9%	(5.6)	pts	4.7%	10.9%	(6.2)	pts
	Annualized operating return on average common equity [c]	0.3%	0.1%	0.2	pts	10.2%	7.1%	3.1	pts
	Total shareholders’ equity	$4,343,423	$5,335,055	(18.6%)		$4,343,423	$5,335,055	(18.6%)

PER COMMON SHARE AND COMMON SHARE DATA	Earnings (loss) per diluted common share	($0.20)	$0.56	nm		$1.77	$4.59	(61.4%)
	Operating income (loss) per diluted common share [d]	$0.03	$0.01	nm		$3.86	$2.98	29.5%
	Weighted average diluted common shares outstanding	84,660	85,336	(0.8%)		85,674	85,191	0.6%
	Book value per common share	$44.80	$56.45	(20.6%)		$44.80	$56.45	(20.6%)
	Book value per diluted common share (treasury stock method)	$43.50	$54.86	(20.7%)		$43.50	$54.86	(20.7%)
	Tangible book value per diluted common share (treasury stock method) [a]	$40.64	$51.89	(21.7%)		$40.64	$51.89	(21.7%)

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses	57.1%	55.4%	1.7	pts	55.5%	55.4%	0.1	pts
	Catastrophe and weather-related losses ratio	16.6%	20.7%	(4.1)	pts	8.9%	11.3%	(2.4)	pts
	Current accident year loss ratio	73.7%	76.1%	(2.4)	pts	64.4%	66.7%	(2.3)	pts
	Prior year reserve development ratio	(0.4%)	(0.9%)	0.5	pts	(0.4%)	(0.7%)	0.3	pts
	Net losses and loss expenses ratio	73.3%	75.2%	(1.9)	pts	64.0%	66.0%	(2.0)	pts
	Acquisition cost ratio	18.7%	19.1%	(0.4)	pts	19.5%	19.3%	0.2	pts
	General and administrative expense ratio [e]	12.3%	13.1%	(0.8)	pts	12.9%	13.8%	(0.9)	pts
	Combined ratio	104.3%	107.4%	(3.1)	pts	96.4%	99.1%	(2.7)	pts

INVESTMENT DATA	Total assets	$27,119,753	$27,935,137	(2.9%)		$27,119,753	$27,935,137	(2.9%)
	Total cash and invested assets [f]	$15,640,704	$16,470,740	(5.0%)		$15,640,704	$16,470,740	(5.0%)
	Net investment income	$88,177	$107,339	(17.9%)		$271,744	$326,174	(16.7%)
	Net investment gains (losses)	$(146,458)	$10,932	nm		$(414,231)	$113,868	nm
	Book yield of fixed maturities	2.9%	1.9%	1.0	pts	2.9%	1.9%	1.0	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE") and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE") and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022 AND 2021

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021

Revenues
Net premiums earned	$1,284,866	$1,211,427	$3,820,163	$3,472,090
Net investment income	88,177	107,339	271,744	326,174
Net investment gains (losses)	(146,458)	10,932	(414,231)	113,868
Other insurance related income	1,092	7,665	9,998	16,262
Total revenues	1,227,677	1,337,363	3,687,674	3,928,394

Expenses
Net losses and loss expenses	941,911	911,369	2,444,196	2,292,559
Acquisition costs	240,511	231,712	746,443	669,654
General and administrative expenses	158,245	157,960	492,872	478,820
Foreign exchange gains	(135,660)	(28,032)	(236,934)	(4,316)
Interest expense and financing costs	15,915	15,954	46,720	46,759
Reorganization expenses	6,213	—	21,941	—
Amortization of value of business acquired	—	1,028	—	3,083
Amortization of intangible assets	2,729	3,149	8,188	9,163
Total expenses	1,229,864	1,293,140	3,523,426	3,495,722

Income (loss) before income taxes and interest in income (loss) of equity method investments	(2,187)	44,223	164,248	432,672
Income tax (expense) benefit	363	(1,186)	5,304	(49,827)
Interest in income (loss) of equity method investments	(7,560)	11,911	5,040	30,871
Net income (loss)	(9,384)	54,948	174,592	413,716
Preferred share dividends	7,563	7,563	22,688	22,688
Net income (loss) available (attributable) to common shareholders	$(16,947)	$47,385	$151,904	$391,028

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

							Year ended December 31,
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q3 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$1,707,808	$2,113,483	$2,634,608	$1,562,828	$1,646,489	$1,331,178	$7,685,984
Ceded premiums written	(671,024)	(796,636)	(821,736)	(615,420)	(650,018)	(515,196)	(2,759,360)
Net premiums written	1,036,784	1,316,847	1,812,872	947,408	996,471	815,982	4,926,624

Gross premiums earned	2,012,426	1,971,208	1,902,508	1,936,521	1,879,280	1,680,529	7,281,709
Ceded premiums earned	(727,560)	(694,156)	(644,262)	(698,761)	(667,853)	(589,217)	(2,571,859)
Net premiums earned	1,284,866	1,277,052	1,258,246	1,237,760	1,211,427	1,091,312	4,709,850
Other insurance related income	1,092	2,213	6,693	7,033	7,665	1,440	23,295
Total underwriting revenues	1,285,958	1,279,265	1,264,939	1,244,793	1,219,092	1,092,752	4,733,145

UNDERWRITING EXPENSES
Net losses and loss expenses	941,911	769,587	732,699	716,225	911,369	879,677	3,008,783
Acquisition costs	240,511	257,582	248,352	252,180	231,712	230,564	921,834
Underwriting-related general and administrative expenses [a]	132,570	135,403	145,096	140,379	134,826	117,835	536,834
Total underwriting expenses	1,314,992	1,162,572	1,126,147	1,108,784	1,277,907	1,228,076	4,467,451

UNDERWRITING INCOME (LOSS) [b]	(29,034)	116,693	138,792	136,009	(58,815)	(135,324)	265,694

OTHER (EXPENSES) REVENUES
Net investment income	88,177	92,214	91,355	128,128	107,339	101,956	454,301
Net investment gains (losses)	(146,458)	(173,263)	(94,508)	20,410	10,932	55,609	134,279
Corporate expenses [a]	(25,675)	(30,183)	(23,945)	(44,105)	(23,134)	(20,988)	(126,470)
Foreign exchange (losses) gains	135,660	57,000	44,273	(4,632)	28,032	(60,734)	(315)
Interest expense and financing costs	(15,915)	(15,241)	(15,564)	(15,543)	(15,954)	(15,574)	(62,302)
Reorganization expenses	(6,213)	(15,728)	—	—	—	(1,413)	—
Amortization of value of business acquired	—	—	—	(771)	(1,028)	(1,028)	(3,854)
Amortization of intangible assets	(2,729)	(2,729)	(2,729)	(3,260)	(3,149)	(2,838)	(12,424)
Total other (expenses) revenues	26,847	(87,930)	(1,118)	80,227	103,038	54,990	383,215

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	(2,187)	28,763	137,674	216,236	44,223	(80,334)	648,909
Income tax (expense) benefit	363	4,965	(24)	(12,557)	(1,186)	12,056	(62,384)
Interest in income (loss) of equity method investments	(7,560)	1,050	11,550	1,213	11,911	2,896	32,084

NET INCOME (LOSS)	(9,384)	34,778	149,200	204,892	54,948	(65,382)	618,609
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$(16,947)	$27,215	$141,637	$197,329	$47,385	$(72,945)	$588,359

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

							Year ended December 31,
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q3 2020	2021
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	57.1%	55.3%	54.2%	54.3%	55.4%	58.5%	55.1%
Catastrophe and weather-related losses ratio	16.6%	5.3%	4.7%	4.3%	20.7%	22.2%	9.5%
Current accident year loss ratio	73.7%	60.6%	58.9%	58.6%	76.1%	80.7%	64.6%
Prior year reserve development ratio	(0.4%)	(0.3%)	(0.7%)	(0.7%)	(0.9%)	(0.1%)	(0.7%)
Net losses and loss expenses ratio	73.3%	60.3%	58.2%	57.9%	75.2%	80.6%	63.9%
Acquisition cost ratio	18.7%	20.2%	19.7%	20.4%	19.1%	21.1%	19.6%
General and administrative expense ratio [a]	12.3%	12.9%	13.5%	14.8%	13.1%	12.8%	14.0%
Combined ratio	104.3%	93.4%	91.4%	93.1%	107.4%	114.5%	97.5%

Weighted average common shares outstanding	84,660	85,173	84,961	84,774	84,771	84,308	84,707
Weighted average diluted common shares outstanding [b]	84,660	85,843	85,808	85,591	85,336	84,308	85,291
Earnings (loss) per common share	($0.20)	$0.32	$1.67	$2.33	$0.56	($0.87)	$6.95
Earnings (loss) per diluted common share	($0.20)	$0.32	$1.65	$2.31	$0.56	($0.87)	$6.90
Annualized ROACE	(1.7%)	2.5%	12.0%	16.4%	3.9%	(6.2%)	12.2%
Annualized operating ROACE	0.3%	13.7%	15.3%	15.1%	0.1%	(5.5%)	9.1%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]    Due to the net loss attributable to common shareholders recognized for the three months ended September 30, 2022 and September 30, 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine months ended September 30,			Year ended December 31,
	2022	2021	2020	2021	2020
UNDERWRITING REVENUES
Gross premiums written	$6,455,899	$6,123,156	$5,478,519	$7,685,984	$6,826,938
Ceded premiums written	(2,289,397)	(2,143,941)	(1,927,559)	(2,759,360)	(2,490,529)
Net premiums written	4,166,502	3,979,215	3,550,960	4,926,624	4,336,409

Gross premiums earned	5,886,143	5,345,188	5,032,802	7,281,709	6,768,733
Ceded premiums earned	(2,065,980)	(1,873,098)	(1,748,861)	(2,571,859)	(2,397,424)
Net premiums earned	3,820,163	3,472,090	3,283,941	4,709,850	4,371,309
Other insurance related income (loss)	9,998	16,262	(5,270)	23,295	(8,089)
Total underwriting revenues	3,830,161	3,488,352	3,278,671	4,733,145	4,363,220

UNDERWRITING EXPENSES
Net losses and loss expenses	2,444,196	2,292,559	2,464,012	3,008,783	3,281,252
Acquisition costs	746,443	669,654	697,716	921,834	929,517
Underwriting-related general and administrative expenses [a]	413,069	396,455	361,623	536,834	477,968
Total underwriting expenses	3,603,708	3,358,668	3,523,351	4,467,451	4,688,737

UNDERWRITING INCOME (LOSS) [b]	226,453	129,684	(244,680)	265,694	(325,517)

OTHER (EXPENSES) REVENUES
Net investment income	271,744	326,174	240,098	454,301	349,601
Net investment gains (losses)	(414,231)	113,868	45,777	134,279	129,133
Corporate expenses [a]	(79,803)	(82,365)	(74,915)	(126,470)	(101,822)
Foreign exchange (losses) gains	236,934	4,316	(8,760)	(315)	(81,069)
Interest expense and financing costs	(46,720)	(46,759)	(59,641)	(62,302)	(75,049)
Reorganization expenses	(21,941)	—	(822)	—	(7,881)
Amortization of value of business acquired	—	(3,083)	(4,111)	(3,854)	(5,139)
Amortization of intangible assets	(8,188)	(9,163)	(8,564)	(12,424)	(11,390)
Total other (expenses) revenues	(62,205)	302,988	129,062	383,215	196,384

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	164,248	432,672	(115,618)	648,909	(129,133)
Income tax (expense) benefit	5,304	(49,827)	6,030	(62,384)	12,321
Interest in income (loss) of equity method investments	5,040	30,871	(13,579)	32,084	(3,612)

NET INCOME (LOSS)	174,592	413,716	(123,167)	618,609	(120,424)
Preferred share dividends	(22,688)	(22,688)	(22,688)	(30,250)	(30,250)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$151,904	$391,028	$(145,855)	$588,359	$(150,674)

[a]   Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to total general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b] Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

	Nine months ended September 30,			Year ended December 31,
	2022	2021	2020	2021	2020
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.5%	55.4%	57.8%	55.1%	57.7%
Catastrophe and weather-related losses ratio	8.9%	11.3%	17.5%	9.5%	17.7%
Current accident year loss ratio	64.4%	66.7%	75.3%	64.6%	75.4%
Prior year reserve development ratio	(0.4%)	(0.7%)	(0.3%)	(0.7%)	(0.3%)
Net losses and loss expenses ratio	64.0%	66.0%	75.0%	63.9%	75.1%
Acquisition cost ratio	19.5%	19.3%	21.2%	19.6%	21.3%
General and administrative expense ratio [a]	12.9%	13.8%	13.4%	14.0%	13.2%
Combined ratio	96.4%	99.1%	109.6%	97.5%	109.6%

Weighted average common shares outstanding	84,930	84,684	84,235	84,707	84,262
Weighted average diluted common shares outstanding [b]	85,674	85,191	84,235	85,291	84,262
Earnings (loss) per common share	$1.79	$4.62	($1.73)	$6.95	($1.79)
Earnings (loss) per diluted common share	$1.77	$4.59	($1.73)	$6.90	($1.79)
Annualized ROACE	4.7%	10.9%	(4.1%)	12.2%	(3.2%)
Annualized operating ROACE	10.2%	7.1%	(4.4%)	9.1%	(3.7%)
[a]     Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]     Due to the net loss attributable to common shareholders recognized for the nine months ended September 30, 2020, and year ended December 31, 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended September 30, 2022			Nine months ended September 30, 2022
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,317,890	$389,918	$1,707,808	$4,114,776	$2,341,123	$6,455,899
Ceded premiums written	(540,101)	(130,923)	(671,024)	(1,623,656)	(665,741)	(2,289,397)
Net premiums written	777,789	258,995	1,036,784	2,491,120	1,675,382	4,166,502

Gross premiums earned	1,331,887	680,539	2,012,426	3,850,444	2,035,699	5,886,143
Ceded premiums earned	(549,786)	(177,774)	(727,560)	(1,546,804)	(519,176)	(2,065,980)
Net premiums earned	782,101	502,765	1,284,866	2,303,640	1,516,523	3,820,163
Other insurance related income	151	941	1,092	470	9,528	9,998
Total underwriting revenues	782,252	503,706	1,285,958	2,304,110	1,526,051	3,830,161

UNDERWRITING EXPENSES
Net losses and loss expenses	519,006	422,905	941,911	1,346,585	1,097,611	2,444,196
Acquisition costs	139,436	101,075	240,511	422,979	323,464	746,443
Underwriting-related general and administrative expenses	108,072	24,498	132,570	330,598	82,471	413,069
Total underwriting expenses	766,514	548,478	1,314,992	2,100,162	1,503,546	3,603,708

UNDERWRITING INCOME (LOSS)	$15,738	$(44,772)	$(29,034)	$203,948	$22,505	$226,453

Catastrophe and weather-related losses, net of reinstatement premiums	$112,799	$99,170	$211,969	$173,518	$165,646	$339,164
Net favorable prior year reserve development	$2,558	$2,177	$4,735	$12,396	$5,236	$17,632

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.6%	64.2%	57.1%	51.6%	61.6%	55.5%
Catastrophe and weather-related losses ratio	14.1%	20.3%	16.6%	7.4%	11.1%	8.9%
Current accident year loss ratio	66.7%	84.5%	73.7%	59.0%	72.7%	64.4%
Prior year reserve development ratio	(0.3%)	(0.4%)	(0.4%)	(0.5%)	(0.3%)	(0.4%)
Net losses and loss expenses ratio	66.4%	84.1%	73.3%	58.5%	72.4%	64.0%
Acquisition cost ratio	17.8%	20.1%	18.7%	18.4%	21.3%	19.5%
Underwriting-related general and administrative expense ratio	13.8%	4.9%	10.3%	14.3%	5.4%	10.8%
Corporate expense ratio			2.0%			2.1%
Combined ratio	98.0%	109.1%	104.3%	91.2%	99.1%	96.4%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Nine months ended September 30,		Year ended December 31,
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q3 2020	2022	2021	2021

INSURANCE SEGMENT
Property	$282,242	$386,350	$284,937	$281,105	$273,548	$238,640	$953,529	$855,759	$1,136,864
Marine	108,215	126,952	198,551	80,355	87,463	82,810	433,718	389,472	469,826
Terrorism	15,295	14,179	22,982	9,868	14,167	14,767	52,456	46,250	56,117
Aviation	32,446	26,844	25,967	27,711	32,954	22,702	85,256	83,098	110,809
Credit and Political Risk	47,483	47,085	47,499	55,360	27,651	24,473	142,068	108,242	163,602
Professional Lines	499,441	496,275	435,865	549,011	465,576	340,249	1,431,582	1,267,105	1,816,116
Liability	266,615	306,541	253,162	267,726	228,497	172,914	826,318	663,272	930,999
Accident and Health	66,153	65,396	58,301	43,927	46,644	39,262	189,849	134,971	178,899
TOTAL INSURANCE SEGMENT	$1,317,890	$1,469,622	$1,327,264	$1,315,063	$1,176,500	$935,817	$4,114,776	$3,548,169	$4,863,232

REINSURANCE SEGMENT
Catastrophe	$21,227	$62,077	$138,396	$19,957	$88,396	$74,656	$221,700	$472,441	$492,397
Property	2,173	20,386	76,323	4,042	38,584	58,925	98,882	209,364	213,406
Credit and Surety	53,944	76,872	103,876	31,667	55,807	38,109	234,692	176,441	208,108
Professional Lines	27,575	173,056	133,579	49,739	24,279	31,752	334,210	303,932	353,671
Motor	22,035	35,814	151,714	4,511	12,151	(2,148)	209,563	275,455	279,966
Liability	156,500	190,072	284,348	104,956	166,085	137,043	630,921	617,975	722,931
Engineering	(984)	444	10,065	(874)	(660)	1,408	9,525	(5,590)	(6,464)
Agriculture	39,312	49,971	27,826	10,822	11,992	7,455	117,108	75,306	86,128
Marine and Aviation	8,823	25,198	50,485	3,484	12,428	6,341	84,506	70,484	73,968
Accident and Health	59,313	9,971	330,732	19,461	60,927	41,820	400,016	379,179	398,641
TOTAL REINSURANCE SEGMENT	$389,918	$643,861	$1,307,344	$247,765	$469,989	$395,361	$2,341,123	$2,574,987	$2,822,752

CONSOLIDATED TOTAL	$1,707,808	$2,113,483	$2,634,608	$1,562,828	$1,646,489	$1,331,178	$6,455,899	$6,123,156	$7,685,984

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

							Year ended December 31,
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q3 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$1,707,808	$2,113,483	$2,634,608	$1,562,828	$1,646,489	$1,331,178	$7,685,984
Ceded premiums written	(671,024)	(796,636)	(821,736)	(615,420)	(650,018)	(515,196)	(2,759,360)
Net premiums written	1,036,784	1,316,847	1,812,872	947,408	996,471	815,982	4,926,624

Gross premiums earned	2,012,426	1,971,208	1,902,508	1,936,521	1,879,280	1,680,529	7,281,709
Ceded premiums earned	(727,560)	(694,156)	(644,262)	(698,761)	(667,853)	(589,217)	(2,571,859)
Net premiums earned	1,284,866	1,277,052	1,258,246	1,237,760	1,211,427	1,091,312	4,709,850
Other insurance related income	1,092	2,213	6,693	7,033	7,665	1,440	23,295
Total underwriting revenues	1,285,958	1,279,265	1,264,939	1,244,793	1,219,092	1,092,752	4,733,145

UNDERWRITING EXPENSES
Net losses and loss expenses	941,911	769,587	732,699	716,225	911,369	879,677	3,008,783
Acquisition costs	240,511	257,582	248,352	252,180	231,712	230,564	921,834
Underwriting-related general and administrative expenses	132,570	135,403	145,096	140,379	134,826	117,835	536,834
Total underwriting expenses	1,314,992	1,162,572	1,126,147	1,108,784	1,277,907	1,228,076	4,467,451

UNDERWRITING INCOME (LOSS)	$(29,034)	$116,693	$138,792	$136,009	$(58,815)	$(135,324)	$265,694

Catastrophe and weather-related losses, net of reinstatement premiums	$211,969	$67,119	$60,076	$54,209	$249,830	$240,025	$442,859
Net favorable prior year reserve development	$4,735	$3,940	$8,956	$9,270	$11,012	$584	$32,410

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	57.1%	55.3%	54.2%	54.3%	55.4%	58.5%	55.1%
Catastrophe and weather-related losses ratio	16.6%	5.3%	4.7%	4.3%	20.7%	22.2%	9.5%
Current accident year loss ratio	73.7%	60.6%	58.9%	58.6%	76.1%	80.7%	64.6%
Prior year reserve development ratio	(0.4%)	(0.3%)	(0.7%)	(0.7%)	(0.9%)	(0.1%)	(0.7%)
Net losses and loss expenses ratio	73.3%	60.3%	58.2%	57.9%	75.2%	80.6%	63.9%
Acquisition cost ratio	18.7%	20.2%	19.7%	20.4%	19.1%	21.1%	19.6%
Underwriting-related general and administrative expenses ratio	12.3%	12.9%	13.5%	14.8%	13.1%	12.8%	14.0%
Combined ratio	104.3%	93.4%	91.4%	93.1%	107.4%	114.5%	97.5%

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

							Year ended December 31,
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q3 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$1,317,890	$1,469,622	$1,327,264	$1,315,063	$1,176,500	$935,817	$4,863,233
Ceded premiums written	(540,101)	(600,203)	(483,352)	(548,369)	(469,008)	(390,960)	(1,968,347)
Net premiums written	777,789	869,419	843,912	766,694	707,492	544,857	2,894,885

Gross premiums earned	1,331,887	1,285,275	1,233,281	1,212,644	1,142,550	948,478	4,445,035
Ceded premiums earned	(549,786)	(516,551)	(480,465)	(490,275)	(461,542)	(378,294)	(1,793,696)
Net premiums earned	782,101	768,724	752,816	722,369	681,008	570,184	2,651,339
Other insurance related income	151	237	82	227	468	688	1,662
Total underwriting revenues	782,252	768,961	752,898	722,596	681,476	570,872	2,653,001

UNDERWRITING EXPENSES
Net losses and loss expenses	519,006	421,836	405,745	383,246	442,681	443,389	1,514,998
Acquisition costs	139,436	144,732	138,812	136,172	123,529	114,569	484,344
Underwriting-related general and administrative expenses	108,072	108,577	113,950	121,505	104,905	94,379	429,282
Total underwriting expenses	766,514	675,145	658,507	640,923	671,115	652,337	2,428,624

UNDERWRITING INCOME (LOSS)	$15,738	$93,816	$94,391	$81,673	$10,361	$(81,465)	$224,377

Catastrophe and weather-related losses, net of reinstatement premiums	$112,799	$27,989	$32,730	$22,654	$104,873	$131,853	$174,559
Net favorable prior year reserve development	$2,558	$2,773	$7,062	$5,008	$5,418	$270	$18,360

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.6%	51.6%	50.5%	50.8%	50.8%	54.7%	51.4%
Catastrophe and weather-related losses ratio	14.1%	3.6%	4.3%	2.9%	15.0%	23.1%	6.4%
Current accident year loss ratio	66.7%	55.2%	54.8%	53.7%	65.8%	77.8%	57.8%
Prior year reserve development ratio	(0.3%)	(0.3%)	(0.9%)	(0.6%)	(0.8%)	—%	(0.7%)
Net losses and loss expenses ratio	66.4%	54.9%	53.9%	53.1%	65.0%	77.8%	57.1%
Acquisition cost ratio	17.8%	18.8%	18.4%	18.9%	18.1%	20.1%	18.3%
Underwriting-related general and administrative expenses ratio	13.8%	14.1%	15.2%	16.7%	15.4%	16.5%	16.2%
Combined ratio	98.0%	87.8%	87.5%	88.7%	98.5%	114.4%	91.6%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

							Year ended December 31,
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q3 2020	2021
UNDERWRITING REVENUES
Gross premiums written	$389,918	$643,861	$1,307,344	$247,765	$469,989	$395,361	$2,822,752
Ceded premiums written	(130,923)	(196,433)	(338,384)	(67,051)	(181,010)	(124,236)	(791,013)
Net premiums written	258,995	447,428	968,960	180,714	288,979	271,125	2,031,739

Gross premiums earned	680,539	685,933	669,227	723,877	736,730	732,051	2,836,674
Ceded premiums earned	(177,774)	(177,605)	(163,797)	(208,486)	(206,311)	(210,923)	(778,163)
Net premiums earned	502,765	508,328	505,430	515,391	530,419	521,128	2,058,511
Other insurance related income	941	1,976	6,611	6,806	7,197	752	21,633
Total underwriting revenues	503,706	510,304	512,041	522,197	537,616	521,880	2,080,144

UNDERWRITING EXPENSES
Net losses and loss expenses	422,905	347,751	326,954	332,979	468,688	436,288	1,493,785
Acquisition costs	101,075	112,850	109,540	116,008	108,183	115,995	437,490
Underwriting-related general and administrative expenses	24,498	26,826	31,146	18,874	29,921	23,456	107,552
Total underwriting expenses	548,478	487,427	467,640	467,861	606,792	575,739	2,038,827

UNDERWRITING INCOME (LOSS)	$(44,772)	$22,877	$44,401	$54,336	$(69,176)	$(53,859)	$41,317

Catastrophe and weather-related losses, net of reinstatement premiums	$99,170	$39,130	$27,346	$31,555	$144,957	$108,172	$268,300
Net favorable prior year reserve development	$2,177	$1,167	$1,894	$4,262	$5,594	$314	$14,050

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	64.2%	60.9%	59.7%	59.2%	61.4%	62.7%	59.9%
Catastrophe and weather-related losses ratio	20.3%	7.7%	5.4%	6.2%	28.0%	21.1%	13.3%
Current accident year loss ratio	84.5%	68.6%	65.1%	65.4%	89.4%	83.8%	73.2%
Prior year reserve development ratio	(0.4%)	(0.2%)	(0.4%)	(0.8%)	(1.0%)	(0.1%)	(0.6%)
Net losses and loss expenses ratio	84.1%	68.4%	64.7%	64.6%	88.4%	83.7%	72.6%
Acquisition cost ratio	20.1%	22.2%	21.7%	22.5%	20.4%	22.3%	21.3%
Underwriting-related general and administrative expense ratio	4.9%	5.3%	6.1%	3.7%	5.6%	4.5%	5.1%
Combined ratio	109.1%	95.9%	92.5%	90.8%	114.4%	110.5%	99.0%

AXIS CAPITAL HOLDINGS LIMITED
STRATEGIC CAPITAL PARTNERS

	Three months ended September 30,						Nine months ended September 30,
	2022			2021			2022			2021
TOTAL MANAGED PREMIUMS [a]	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Total Managed Premiums	$1,317,890	$389,918	$1,707,808	$1,176,500	$469,989	$1,646,489	$4,114,776	$2,341,123	$6,455,899	$3,548,169	$2,574,987	$6,123,156
Premiums ceded to Harrington Re	4,279	44,867	49,146	5,549	44,674	50,223	14,704	263,803	278,507	9,594	230,151	239,745
Premiums ceded to Other Strategic Capital Partners	—	86,056	86,056	—	136,336	136,336	—	401,938	401,938	—	493,811	493,811
Premiums ceded to Other Reinsurers	535,822	—	535,822	463,459	—	463,459	1,608,952	—	1,608,952	1,410,385	—	1,410,385
Net premiums written	$777,789	$258,995	$1,036,784	$707,492	$288,979	$996,471	$2,491,120	$1,675,382	$4,166,502	$2,128,190	$1,851,025	$3,979,215

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Other insurance related income	$—	$519	$519	$—	$6,798	$6,798	$—	$8,184	$8,184	$—	$13,424	$13,424
Offset to general and administrative expenses	—	10,583	10,583	—	11,499	11,499	—	32,365	32,365	—	32,568	32,568
Total Fee income	$—	$11,102	$11,102	$—	$18,297	$18,297	$—	$40,549	$40,549	$—	$45,992	$45,992

[a] Total managed premiums represents gross premiums written of $1.7 billion and $1.6 billion for the three months ended September 30, 2022 and 2021, respectively, and $6.5 billion and $6.1 billion for the nine months ended September 30, 2022 and 2021, respectively, and includes premiums written by the insurance and reinsurance segments on behalf of strategic capital partners and other reinsurers. Premiums ceded to strategic capital partners and other reinsurers by AXIS Insurance and AXIS Re are presented above.
[b] Fee income from strategic capital partners represents service fees and reimbursement of expenses from strategic capital partners.

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

							Nine months ended September 30,		Year ended December 31,
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q3 2020	2022	2021	2021

Fixed maturities	$87,364	$72,607	$64,809	$67,623	$63,712	$73,992	$224,780	$194,426	$262,049
Other investments	(7,576)	14,327	26,050	56,965	41,695	25,125	32,801	124,941	181,906
Equity securities	2,490	2,688	2,172	4,430	2,724	1,871	7,349	8,322	12,752
Mortgage loans	6,256	4,903	4,163	4,461	4,426	3,609	15,323	12,967	17,427
Cash and cash equivalents	5,350	3,679	1,118	808	692	2,491	10,147	3,645	4,454
Short-term investments	1,004	402	166	74	391	440	1,571	590	664

Gross investment income	94,888	98,606	98,478	134,361	113,640	107,528	291,971	344,891	479,252
Investment expenses	(6,711)	(6,392)	(7,123)	(6,233)	(6,301)	(5,572)	(20,227)	(18,717)	(24,951)

Net investment income	$88,177	$92,214	$91,355	$128,128	$107,339	$101,956	$271,744	$326,174	$454,301

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2022	2022	2022	2021	2021	2020
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$10,784,353	$11,304,682	$11,456,024	$12,313,200	$12,380,959	$12,609,241
Fixed maturities, held to maturity, at amortized cost	690,380	641,428	493,509	446,016	416,879	—
Equity securities, at fair value	469,839	522,161	563,950	655,675	618,822	417,886
Mortgage loans, held for investment, at fair value	653,700	656,112	627,063	594,088	623,487	544,095
Other investments, at fair value	970,310	981,774	954,602	947,982	892,664	760,206
Equity method investments	151,333	158,893	157,843	146,293	145,080	104,242
Short-term investments, at fair value	80,260	65,683	70,385	31,063	68,267	69,996
Total investments	13,800,175	14,330,733	14,323,376	15,134,317	15,146,158	14,505,666
Cash and cash equivalents	1,835,262	1,497,928	1,706,711	1,317,690	1,499,204	1,440,816
Accrued interest receivable	77,771	73,873	64,906	64,350	62,423	70,013
Insurance and reinsurance premium balances receivable	2,788,484	3,174,117	3,163,990	2,622,676	2,978,996	3,131,791
Reinsurance recoverable on unpaid losses and loss expenses	5,244,263	5,008,583	4,957,080	5,017,611	4,989,645	4,337,683
Reinsurance recoverable on paid losses and loss expenses	438,497	510,613	612,027	642,215	506,503	373,431
Deferred acquisition costs	541,544	576,237	575,250	465,593	544,384	520,706
Prepaid reinsurance premiums	1,597,586	1,656,643	1,555,303	1,377,358	1,460,723	1,278,672
Receivable for investments sold	6,452	10,421	55,473	4,555	2,028	17,513
Goodwill	100,801	100,801	100,801	100,801	100,801	102,003
Intangible assets	200,529	203,259	205,988	208,717	211,557	222,362
Value of business acquired	—	—	—	—	770	4,881
Operating lease right-of-use assets	96,631	94,451	98,837	103,295	107,791	131,776
Other assets	391,758	381,768	388,816	309,792	324,154	315,683
TOTAL ASSETS	$27,119,753	$27,619,427	$27,808,558	$27,368,970	$27,935,137	$26,452,996

LIABILITIES
Reserve for losses and loss expenses	$14,652,196	$14,398,039	$14,470,155	$14,653,094	$14,658,996	$13,653,488
Unearned premiums	4,650,934	4,963,138	4,824,128	4,090,676	4,464,282	4,070,649
Insurance and reinsurance balances payable	1,569,946	1,624,184	1,522,258	1,324,620	1,442,729	1,244,846
Debt	1,312,633	1,311,637	1,311,304	1,310,975	1,310,650	1,309,384
Federal Home Loan Bank advances	80,540	—	—	—	—	—
Payable for investments purchased	78,956	186,921	127,284	31,543	239,073	458,111
Operating lease liabilities	103,345	105,129	113,340	119,512	123,874	140,058
Other liabilities	327,780	327,748	319,549	427,894	360,478	310,565
TOTAL LIABILITIES	22,776,330	22,916,796	22,688,018	21,958,314	22,600,082	21,187,101

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,354,895	2,341,507	2,328,986	2,346,179	2,336,895	2,325,196
Accumulated other comprehensive income (loss)	(1,042,650)	(724,114)	(338,300)	56,536	150,122	350,111
Retained earnings	6,244,268	6,298,680	6,308,712	6,204,745	6,044,843	5,804,637
Treasury shares, at cost	(3,765,296)	(3,765,648)	(3,731,064)	(3,749,010)	(3,749,011)	(3,766,255)
TOTAL SHAREHOLDERS' EQUITY	4,343,423	4,702,631	5,120,540	5,410,656	5,335,055	5,265,895

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$27,119,753	$27,619,427	$27,808,558	$27,368,970	$27,935,137	$26,452,996

Common shares outstanding	84,666	84,655	85,276	84,774	84,773	84,309
Diluted common shares outstanding [a]	87,205	87,201	87,948	87,147	87,216	86,132
Book value per common share	$44.80	$49.05	$53.60	$57.34	$56.45	$55.94
Book value per diluted common share	$43.50	$47.62	$51.97	$55.78	$54.86	$54.75
Tangible book value per diluted common share	$40.64	$44.74	$49.08	$52.84	$51.89	$51.52
Debt to total capital [b]	23.2%	21.8%	20.4%	19.5%	19.7%	19.9%
Debt and preferred equity to total capital	32.9%	31.0%	28.9%	27.7%	28.0%	28.3%

[a]      Treasury stock method was applied. Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]      The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At September 30, 2022						At December 31, 2021
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,524,837	$—	$26	$(138,355)	$2,386,508	15.3%	$2,682,448	16.3%
Non-U.S. government	595,713	—	254	(80,272)	515,695	3.3%	795,178	4.8%
Corporate debt	4,688,443	(10,380)	1,167	(539,118)	4,140,112	26.5%	4,495,312	27.3%
Agency RMBS	1,128,676	—	405	(113,073)	1,016,008	6.5%	1,074,589	6.5%
CMBS	1,088,174	—	21	(83,187)	1,005,008	6.4%	1,248,191	7.6%
Non-Agency RMBS	160,143	(91)	403	(19,099)	141,356	0.9%	186,164	1.1%
ABS	1,520,653	(33)	230	(84,138)	1,436,712	9.2%	1,622,480	9.8%
Municipals	159,296	—	—	(16,342)	142,954	0.9%	208,838	1.3%
Total fixed maturities, available for sale, at fair value	11,865,935	(10,504)	2,506	(1,073,584)	10,784,353	69.0%	12,313,200	74.7%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	77,200	—	—	—	77,200	0.5%	37,700	0.2%
ABS	613,180	—	—	—	613,180	3.9%	408,316	2.5%
Total fixed maturities, held to maturity, at amortized cost	690,380	—	—	—	690,380	4.4%	446,016	2.7%

Equity securities, at fair value
Common stocks	13,655	—	350	(2,718)	11,287	0.1%	1,364	—%
Preferred Stocks	115	—	—	(43)	72	—%	179	—%
Exchange-traded funds	227,847	—	56,783	(14,050)	270,580	1.7%	336,815	2.0%
Bond mutual funds	278,309	—	—	(90,409)	187,900	1.2%	317,317	2.0%
Total equity securities, at fair value	519,926	—	57,133	(107,220)	469,839	3.0%	655,675	4.0%

Total fixed maturities and equity securities	$13,076,241	$(10,504)	$59,639	$(1,180,804)	11,944,572	76.4%	13,414,891	81.4%
Mortgage loans, held for investment					653,700	4.2%	594,088	3.6%
Other investments					970,310	6.2%	947,982	5.7%
Equity method investments					151,333	1.0%	146,293	0.9%
Short-term investments					80,260	0.4%	31,063	0.2%
Total investments					13,800,175	88.2%	15,134,317	91.8%
Cash and cash equivalents [a]					1,835,262	11.7%	1,317,690	8.0%
Accrued interest receivable					77,771	0.5%	64,350	0.4%
Net receivable/(payable) for investments sold (purchased)					(72,504)	(0.4%)	(26,988)	(0.2%)
Total cash and invested assets					$15,640,704	100.0%	$16,489,369	100.0%

[a]    Includes $625 million and $473 million of restricted cash and cash equivalents at September 30, 2022 and December 31, 2021, respectively.

	At September 30, 2022		At December 31, 2021
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Long/short equity funds	$—	—%	$3,476	0.4%
Multi-strategy funds	39,138	4.0%	56,012	5.9%
Direct lending funds	249,561	25.7%	289,867	30.6%
Real estate funds	287,932	29.7%	238,222	25.1%
Private equity funds	268,593	27.7%	249,974	26.4%
Other privately held investments	119,919	12.4%	104,521	11.0%
Collateralized loan obligations - equity tranches	5,167	0.5%	5,910	0.6%
Total	$970,310	100.0%	$947,982	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q3 2020
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	15.3%	15.5%	14.3%	16.3%	16.3%	12.8%
Non-U.S. government	3.3%	4.2%	4.6%	4.8%	4.4%	4.3%
Corporate debt	26.5%	27.6%	27.9%	27.3%	27.6%	30.8%
MBS:
Agency RMBS	6.5%	6.5%	5.8%	6.5%	7.1%	10.8%
CMBS	6.4%	6.9%	7.2%	7.6%	7.4%	8.9%
Non-agency RMBS	0.9%	0.9%	1.1%	1.1%	1.2%	0.9%
ABS	9.2%	9.3%	9.6%	9.8%	10.0%	10.7%
Municipals	0.9%	1.0%	1.0%	1.3%	1.2%	1.8%

Total Fixed Maturities, available for sale	69.0%	71.9%	71.5%	74.7%	75.2%	81.0%
Fixed Maturities, held to maturity:
Corporate debt	0.5%	0.4%	0.3%	0.2%	0.1%	—%
ABS	3.9%	3.7%	2.8%	2.5%	2.4%	—%

Total Fixed Maturities, held to maturity	4.4%	4.1%	3.1%	2.7%	2.5%	—%
Equity securities	3.0%	3.3%	3.5%	4.0%	3.8%	2.7%
Mortgage loans	4.2%	4.2%	3.9%	3.6%	3.8%	3.5%
Other investments	6.2%	6.2%	6.0%	5.7%	5.4%	4.9%
Equity method investments	1.0%	1.0%	1.0%	0.9%	0.9%	0.7%
Short-term investments	0.4%	0.4%	0.4%	0.2%	0.4%	0.3%

Total Investments	88.2%	91.1%	89.4%	91.8%	92.0%	93.1%
Cash and cash equivalents	11.7%	9.5%	10.7%	8.0%	9.1%	9.3%
Accrued interest receivable	0.5%	0.5%	0.4%	0.4%	0.4%	0.4%
Net receivable/(payable) for investments sold (purchased)	(0.4%)	(1.1%)	(0.5%)	(0.2%)	(1.5%)	(2.8%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	20.8%	20.4%	19.0%	21.0%	21.0%	15.8%
AAA	35.2%	35.1%	35.0%	35.2%	36.1%	39.8%
AA	7.5%	7.7%	7.6%	7.7%	7.1%	7.4%
A	15.7%	15.8%	15.9%	15.0%	14.5%	15.7%
BBB	11.6%	12.0%	12.8%	12.5%	12.4%	13.4%
Below BBB	9.2%	9.0%	9.7%	8.6%	8.9%	7.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	5.4%	4.9%	4.2%	3.9%	4.0%	2.9%
From one to five years	39.0%	39.2%	38.5%	38.5%	38.3%	35.3%
From five to ten years	17.1%	18.1%	19.5%	19.8%	19.3%	21.1%
Above ten years	1.8%	2.0%	2.3%	2.2%	2.2%	2.1%
Asset-backed and mortgage-backed securities	36.7%	35.8%	35.5%	35.6%	36.2%	38.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.9%	2.4%	2.1%	1.9%	1.9%	2.3%
Yield to maturity of fixed maturities	5.5%	4.3%	3.1%	1.7%	1.4%	1.4%
Average duration of fixed maturities (inclusive of duration hedges)	2.9 yrs	3.0 yrs	3.1 yrs	3.0 yrs	3.1 yrs	3.4 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

AXIS CAPITAL HOLDINGS LIMITED
CORPORATE DEBT INVESTED ASSETS COMPOSITION
At September 30, 2022

	Fair Value or Net Carrying Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banks	$769,488	18.6%	4.9%
Non-U.S. banks	351,942	8.5%	2.3%
Corporate/commercial finance	283,155	6.8%	1.8%
Insurance	153,784	3.7%	1.0%
Investment brokerage	86,801	2.1%	0.6%
Total financial institutions	1,645,170	39.7%	10.6%
Consumer non-cyclicals	352,700	8.5%	2.3%
Communications	209,130	5.1%	1.3%
Consumer cyclical	187,898	4.5%	1.2%
Utilities	173,696	4.2%	1.1%
Technology	143,041	3.5%	0.9%
Industrials	132,711	3.2%	0.8%
Energy	116,821	2.8%	0.7%
Non-U.S. government guaranteed	94,488	2.3%	0.6%
Transportation	91,644	2.2%	0.6%
Total investment grade	3,147,299	76.0%	20.1%

Total non-investment grade	992,813	24.0%	6.4%

Total corporate debt, available for sale, at fair value	$4,140,112	100.0%	26.5%

Total corporate debt, held to maturity, at amortized cost	$77,200	100.0%	0.5%

AXIS CAPITAL HOLDINGS LIMITED
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At September 30, 2022

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$126,051	$(18,024)	$108,027	0.9%
GOLDMAN SACHS GROUP	117,073	(14,420)	102,653	0.9%
MORGAN STANLEY	114,159	(15,773)	98,386	0.9%
WELLS FARGO & COMPANY	107,423	(12,842)	94,581	0.8%
JP MORGAN CHASE & CO	100,473	(17,057)	83,416	0.7%
CITIGROUP INC	89,530	(12,814)	76,716	0.7%
AT&T INC	46,470	(8,103)	38,367	0.3%
MITSUBISHI UFJ FINANCIAL GROUP INC	42,426	(5,425)	37,001	0.3%
BRITISH AMERICAN TOBACCO PLC	34,117	(3,213)	30,904	0.3%
AMERICAN EXPRESS COMPANY	32,187	(2,022)	30,165	0.3%

[a]  These holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At September 30, 2022

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,016,008	$127,848	$4,772	$4,015	$74	$4,647	$1,157,364
Commercial MBS	41,257	879,199	79,621	4,931	—	—	1,005,008
ABS	—	1,178,926	112,942	91,970	27,809	25,065	1,436,712

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$1,057,265	$2,185,973	$197,335	$100,916	$27,883	$29,712	$3,599,084

Percentage of total	29.4%	60.7%	5.5%	2.8%	0.8%	0.8%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	—	391,651	221,529	—	—	—	613,180

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$391,651	$221,529	$—	$—	$—	$613,180

Percentage of total	—%	63.9%	36.1%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS

	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q3 2020
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$294,560	$382,001	$445,134	$451,609	$338,908	$234,072
Reinsurance	143,937	128,612	166,893	190,606	167,595	139,359
Total	$438,497	$510,613	$612,027	$642,215	$506,503	$373,431

Reinsurance recoverable on unpaid losses and loss expenses: Case reserves
Insurance	$877,360	$808,623	$821,432	$922,709	$908,182	$874,612
Reinsurance	658,797	670,173	639,251	614,125	575,628	452,201
Total	$1,536,157	$1,478,796	$1,460,683	$1,536,834	$1,483,810	$1,326,813

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$2,744,920	$2,622,990	$2,592,388	$2,554,202	$2,569,194	$2,258,508
Reinsurance	992,208	935,198	932,801	956,130	963,728	775,187
Total	$3,737,128	$3,558,188	$3,525,189	$3,510,332	$3,532,922	$3,033,695

Allowance for expected credit losses:
Insurance	$(26,234)	$(25,682)	$(25,475)	$(25,869)	$(23,664)	$(20,369)
Reinsurance	(2,788)	(2,719)	(3,317)	(3,685)	(3,423)	(2,456)
Total	$(29,022)	$(28,401)	$(28,792)	$(29,554)	$(27,087)	$(22,825)

Reinsurance recoverable on unpaid and paid losses and loss expenses:
Insurance	$3,890,606	$3,787,932	$3,833,479	$3,902,651	$3,792,620	$3,346,823
Reinsurance	1,792,154	1,731,264	1,735,628	1,757,176	1,703,528	1,364,291
Total	$5,682,760	$5,519,196	$5,569,107	$5,659,827	$5,496,148	$4,711,114

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS
At September 30, 2022

Categories	Reinsurance Recoverable, Gross of Collateral	Collateral	Reinsurance Recoverable, Net of Collateral	% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity	Allowance for expected credit losses	Allowance for expected credit loss as % of Reinsurance Recoverable, Gross of Collateral	Reinsurance recoverable on unpaid and paid losses and loss expenses
Top 10 reinsurers based on gross recoverable	$2,984,236	$(857,754)	$2,126,482	51.0%	49.0%	$(11,347)	0.4%	$2,972,889
Other reinsurers balances > $20 million	2,197,462	(544,698)	1,652,764	39.7%	38.1%	(13,682)	0.6%	2,183,780
Other reinsurers balances < $20 million	530,084	(144,501)	385,583	9.3%	8.8%	(3,993)	0.8%	526,091
Total	$5,711,782	$(1,546,953)	$4,164,829	100.0%	95.9%	$(29,022)	0.5%	$5,682,760

At September 30, 2022, reinsurance recoverable balances, gross of collateral, of 85.2% (December 31, 2021: 85.7%) were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

Top 10 Reinsurers, Net of Collateral		% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity
1	Swiss Reinsurance America Corporation	13.7%	13.2%
2	Harrington Re Ltd.	8.6%	8.2%
3	Transatlantic Reinsurance Co	6.1%	5.9%
4	Hannover Ruck SE	5.7%	5.5%
5	Lloyds of London	5.4%	5.2%
6	SCOR Reinsurance Company	4.5%	4.3%
7	Partner Reinsurance Co of the US	4.4%	4.2%
8	Munich Reinsurance America, Inc	3.6%	3.4%
9	Everest Reinsurance Company	3.3%	3.1%
10	Swiss Reinsurance Company Ltd.	2.6%	2.5%
		57.9%	55.5%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended September 30, 2022			Nine months ended September 30, 2022
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$14,398,039	$(5,008,583)	$9,389,456	$14,653,094	$(5,017,611)	$9,635,483
Incurred losses and loss expenses	1,497,215	(555,304)	941,911	3,710,653	(1,266,457)	2,444,196
Paid losses and loss expenses	(967,448)	272,933	(694,515)	(3,116,927)	947,095	(2,169,832)
Foreign exchange and other	(275,610)	46,691	(228,919)	(594,624)	92,710	(501,914)

End of period [a]	$14,652,196	$(5,244,263)	$9,407,933	$14,652,196	$(5,244,263)	$9,407,933

[a]   At September 30, 2022, reserve for losses and loss expenses included IBNR of $9.4 billion, or 64% (December 31, 2021: $9.1 billion, or 62%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended September 30, 2022			Nine months ended September 30, 2022
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$474,475	$492,973	$967,448	$1,723,656	$1,393,271	$3,116,927
Reinsurance recoverable on paid losses and loss expenses	(172,617)	(100,316)	(272,933)	(679,162)	(267,933)	(947,095)
Net paid losses and loss expenses	301,858	392,657	694,515	1,044,494	1,125,338	2,169,832

Gross case reserves	162,750	(36,789)	125,961	(35,574)	84,561	48,987
Gross IBNR	276,075	127,731	403,806	545,228	(489)	544,739
Reinsurance recoverable on unpaid losses and loss expenses	(221,677)	(60,694)	(282,371)	(207,563)	(111,799)	(319,362)
Net unpaid losses and loss expenses	217,148	30,248	247,396	302,091	(27,727)	274,364

Total net incurred losses and loss expenses	$519,006	$422,905	$941,911	$1,346,585	$1,097,611	$2,444,196

Gross reserve for losses and loss expenses	$8,092,090	$6,560,106	$14,652,196	$8,092,090	$6,560,106	$14,652,196

Net favorable prior year reserve development	$2,558	$2,177	$4,735	$12,396	$5,236	$17,632

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	58.2%	92.8%	73.7%	77.6%	102.5%	88.8%

Net paid losses and loss expenses / Net premiums earned	38.6%	78.1%	54.1%	45.3%	74.2%	56.8%
Net unpaid losses and loss expenses / Net premiums earned	27.8%	6.0%	19.2%	13.2%	(1.8%)	7.2%
Net losses and loss expenses ratio	66.4%	84.1%	73.3%	58.5%	72.4%	64.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE

							Year ended December 31,
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q3 2020	2021
INSURANCE SEGMENT
Gross paid losses and loss expenses	$474,475	$549,819	$699,362	$691,657	$441,854	$502,517	$2,200,524
Reinsurance recoverable on paid losses and loss expenses	(172,617)	(217,004)	(289,540)	(319,661)	(154,584)	(203,805)	(886,710)
Net paid losses and loss expenses	301,858	332,815	409,822	371,996	287,270	298,712	1,313,814

Gross case reserves	162,750	3,879	(202,202)	67,731	47,583	(68,443)	94,651
Gross IBNR	276,075	126,823	142,331	(66,132)	326,336	277,499	392,451
Reinsurance recoverable on unpaid losses and loss expenses	(221,677)	(41,681)	55,794	9,651	(218,508)	(64,379)	(285,918)
Net unpaid losses and loss expenses	217,148	89,021	(4,077)	11,250	155,411	144,677	201,184

Total net incurred losses and loss expenses	$519,006	$421,836	$405,745	$383,246	$442,681	$443,389	$1,514,998

Gross reserve for losses and loss expenses	$8,092,090	$7,764,775	$7,719,773	$7,803,529	$7,797,533	$7,135,537	$7,803,529

Net favorable prior year reserve development	$2,558	$2,773	$7,062	$5,008	$5,418	$270	$18,360

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	58.2%	78.9%	101.0%	97.1%	64.9%	67.4%	86.7%

Net paid losses and loss expenses / Net premiums earned	38.6%	43.3%	54.4%	51.5%	42.2%	52.4%	49.6%
Net unpaid losses and loss expenses / Net premiums earned	27.8%	11.6%	(0.5%)	1.6%	22.8%	25.4%	7.5%
Net losses and loss expenses ratio	66.4%	54.9%	53.9%	53.1%	65.0%	77.8%	57.1%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE

							Year ended December 31,
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q3 2020	2021
REINSURANCE SEGMENT
Gross paid losses and loss expenses	$492,973	$440,219	$460,079	$448,300	$484,553	$467,319	$1,758,039
Reinsurance recoverable on paid losses and loss expenses	(100,316)	(81,162)	(86,455)	(98,494)	(78,672)	(69,218)	(307,602)
Net paid losses and loss expenses	392,657	359,057	373,624	349,806	405,881	398,101	1,450,437

Gross case reserves	(36,789)	99,716	21,633	77,796	81,030	65,919	221,891
Gross IBNR	127,731	(62,967)	(65,254)	(68,857)	142,067	59,996	123,080
Reinsurance recoverable on unpaid losses and loss expenses	(60,694)	(48,055)	(3,049)	(25,766)	(160,290)	(87,728)	(301,623)
Net unpaid losses and loss expenses	30,248	(11,306)	(46,670)	(16,827)	62,807	38,187	43,348

Total net incurred losses and loss expenses	$422,905	$347,751	$326,954	$332,979	$468,688	$436,288	$1,493,785

Gross reserve for losses and loss expenses	$6,560,106	$6,633,264	$6,750,382	$6,849,565	$6,861,463	$6,517,951	$6,849,565

Net favorable prior year reserve development	$2,177	$1,167	$1,894	$4,262	$5,594	$314	$14,050

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	92.8%	103.3%	114.3%	105.1%	86.6%	91.2%	97.1%

Net paid losses and loss expenses / Net premiums earned	78.1%	70.6%	73.9%	67.9%	76.5%	76.4%	70.5%
Net unpaid losses and loss expenses / Net premiums earned	6.0%	(2.2%)	(9.2%)	(3.3%)	11.9%	7.3%	2.1%
Net losses and loss expenses ratio	84.1%	68.4%	64.7%	64.6%	88.4%	83.7%	72.6%

AXIS CAPITAL HOLDINGS LIMITED
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF OCTOBER 1, 2022

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	% of Common Shareholders' Equity	100 Year Return Period	% of Common Shareholders' Equity	250 Year Return Period	% of Common Shareholders' Equity
Single zone, single event
Southeast	U.S. Hurricane	$79	2.1%	$103	2.7%	$151	4.0%
Northeast	U.S. Hurricane	18	0.5%	51	1.3%	116	3.1%
Mid-Atlantic	U.S. Hurricane	41	1.1%	87	2.3%	153	4.0%
Gulf of Mexico	U.S. Hurricane	85	2.2%	123	3.2%	171	4.5%
Europe	Windstorm	68	1.8%	86	2.3%	112	3.0%
Japan	Windstorm	30	0.8%	71	1.9%	94	2.5%
Japan	Earthquake	46	1.2%	92	2.4%	160	4.2%
California	Earthquake	78	2.1%	126	3.3%	211	5.6%

The table above shows our net Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at October 1, 2022. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast U.S. hurricane, net of reinsurance, is approximately $0.1 billion. According to our modeling, there is a one percent chance that on an annual basis, losses incurred from a Southeast U.S. hurricane event could be in excess of $0.1 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast U.S. hurricane will fall below $0.1 billion.
PMLs are based on results of stochastic models that consider a wide range of possible events, their losses and probabilities. It is important to consider that an actual event does not necessarily resemble one of the stochastic events and the specific characteristics of an actual event can lead to substantial differences between actual and modeled loss.
We have developed our PML estimates by combining judgment and experience with the outputs from the catastrophe model, commercially available from AIR Worldwide. Additionally, we have included our estimate of non-modeled perils and other factors which we believe provides us with a more complete view of catastrophe risk.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, the most important of which is by ensuring that management’s judgment supplements the model outputs. Models are continuously validated at the line of business and at a group level by our catastrophe model validation team. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes to internal modeling, underwriting portfolios, reinsurance purchasing strategy and foreign currency exchange rates.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021

Net income (loss) available (attributable) to common shareholders	$(16,947)	$47,385	$151,904	$391,028

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	84,660	84,771	84,930	84,684
Dilutive share equivalents:
Share-based compensation plans [a]	—	565	744	507
Weighted average diluted common shares outstanding	84,660	85,336	85,674	85,191

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	($0.20)	$0.56	$1.79	$4.62
Earnings (loss) per diluted common share	($0.20)	$0.56	$1.77	$4.59

[a] Due to the net loss attributable to common shareholders recognized for the three months ended September 30, 2022, the share equivalents were anti-dilutive.

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD

	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q3 2020

Net income (loss) available (attributable) to common shareholders	$(16,947)	$27,215	$141,637	$197,329	$47,385	$(72,945)

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	84,655	85,276	84,774	84,773	84,767	84,306
Shares issued and treasury shares reissued	17	19	747	5	10	5
Shares repurchased for treasury	(6)	(640)	(245)	(4)	(4)	(2)
Common shares - at end of period	84,666	84,655	85,276	84,774	84,773	84,309

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	84,660	85,173	84,961	84,774	84,771	84,308
Dilutive share equivalents:
Share-based compensation plans [a]	—	670	847	817	565	—
Weighted average diluted common shares outstanding	84,660	85,843	85,808	85,591	85,336	84,308

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	($0.20)	$0.32	$1.67	$2.33	$0.56	($0.87)
Earnings (loss) per diluted common share	($0.20)	$0.32	$1.65	$2.31	$0.56	($0.87)

[a] Due to the net loss attributable to common shareholders recognized for the three months ended September 30, 2022 and September 30, 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At September 30, 2022

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$49.15

Book value per common share	$3,793,423	84,666	$44.80

Dilutive securities: [b]
Restricted stock units		2,539	(1.30)
Book value per diluted common share	$3,793,423	87,205	$43.50

	At December 31, 2021

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$54.47

Book value per common share	$4,860,656	84,774	$57.34

Dilutive securities: [b]
Restricted stock units		2,373	(1.56)
Book value per diluted common share	$4,860,656	87,147	$55.78

[a]   Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]   Cash-settled restricted stock units are excluded.

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q3 2020

Common shareholders' equity	$3,793,423	$4,152,631	$4,570,540	$4,860,656	$4,785,055	$4,715,895
Less: goodwill	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)	(102,003)
Less: intangible assets	(200,529)	(203,259)	(205,988)	(208,717)	(211,557)	(222,362)
Associated tax impact	52,086	52,546	53,055	53,500	53,175	46,333
Tangible common shareholders' equity	$3,544,179	$3,901,117	$4,316,806	$4,604,638	$4,525,872	$4,437,863

Diluted common shares outstanding, net of treasury shares [a]	87,205	87,201	87,948	87,147	87,216	86,132

Book value per diluted common share	$43.50	$47.62	$51.97	$55.78	$54.86	$54.75

Tangible book value per diluted common share	$40.64	$44.74	$49.08	$52.84	$51.89	$51.52

[a] Diluted common shares outstanding, net of treasury shares, is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Net income (loss) available (attributable) to common shareholders	$(16,947)	$47,385	$151,904	$391,028
Net investment (gains) losses [a]	146,458	(10,932)	414,231	(113,868)
Foreign exchange gains [b]	(135,660)	(28,032)	(236,934)	(4,316)
Reorganization expenses [c]	6,213	—	21,941	—
Interest in (income) loss of equity method investments [d]	7,560	(11,911)	(5,040)	(30,871)
Income tax expense (benefit)	(5,117)	4,534	(14,779)	12,316
Operating income	$2,507	$1,044	$331,323	$254,289

Earnings (loss) per diluted common share	$(0.20)	$0.56	$1.77	$4.59
Net investment (gains) losses	1.72	(0.13)	4.83	(1.34)
Foreign exchange gains	(1.59)	(0.33)	(2.77)	(0.05)
Reorganization expenses	0.07	—	0.26	—
Interest in (income) loss of equity method investments	0.09	(0.14)	(0.06)	(0.36)
Income tax expense (benefit)	(0.06)	0.05	(0.17)	0.14
Operating income per diluted common share	$0.03	$0.01	$3.86	$2.98

Weighted average diluted common shares outstanding	85,376	85,336	85,674	85,191

Average common shareholders' equity	$3,973,027	$4,812,408	$4,327,040	$4,765,375

Annualized return on average common equity	(1.7%)	3.9%	4.7%	10.9%

Annualized operating return on average common equity	0.3%	0.1%	10.2%	7.1%

[a] Tax expense (benefit) of ($608) and $606 for the three months ended September 30, 2022 and 2021, respectively, and ($33,519) and $9,581 for the nine months ended September 30, 2022 and 2021, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize capital losses.
[b] Tax expense (benefit) of ($3,757) and $3,928 for the three months ended September 30, 2022 and 2021, respectively and $21,191 and $2,735 for the nine months ended September 30, 2022 and 2021 respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the tax status of specific foreign exchange transactions.
[c] Tax expense (benefit) of ($752) and ($2,451) for the three and nine months ended September 30, 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.
[d] Tax expense (benefit) of $nil for the three and nine months ended September 30, 2022 and 2021, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations ' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance, therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss).

Reorganization expenses include compensation-related costs and software asset impairments mainly attributable to our exit from catastrophe and property reinsurance lines of business, part of an overall approach to reduce our exposure to volatile catastrophe risk, announced in June 2022. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets including value of business acquired ("VOBA") arose from business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. In addition, we recognize unrealized foreign exchange losses (gains) on our equity securities and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities in net investment gains (losses). We recognize unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss). These unrealized foreign exchange losses (gains) generally offset a large portion of the foreign exchange losses (gains) reported in net income (loss), thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business, therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses include compensation-related costs and software asset impairments mainly attributable to our exit of our catastrophe and property reinsurance lines of business, part of an overall approach to reduce our exposure to volatile catastrophe risk, announced in June 2022. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, this income (loss) is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.

ADDITIONAL INFORMATION REGARDING THE COMPANY'S ANNOUNCEMENT TO EXIT PROPERTY CATASTROPHE BUSINESS

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Catastrophe and Property [a]

	Quarter-to-date
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$23,400	$82,463	$214,719	$23,999	$126,980	$177,414	$377,411	$23,310
Ceded premiums written	(35,425)	(26,892)	(82,975)	(5,650)	(99,619)	(54,977)	(134,819)	(18,104)
Net premiums written	(12,025)	55,571	131,744	18,348	27,362	122,436	242,592	5,205

Gross Premiums earned	100,360	124,503	136,273	184,236	198,263	189,985	199,921	214,668
Ceded premiums earned	(40,327)	(43,697)	(41,258)	(89,389)	(83,351)	(65,995)	(63,802)	(104,678)
Net premiums earned	60,033	80,806	95,014	94,847	114,912	123,990	136,119	109,990
Other insurance related income (loss)	126	36	44	(1,419)	1,543	15	(327)	(3,845)
Total underwriting revenues	60,159	80,842	95,058	93,427	116,455	124,005	135,792	106,145

UNDERWRITING EXPENSES
Net losses and loss expenses	104,330	63,548	15,981	63,085	181,543	49,422	117,446	114,637
Acquisition costs	10,347	14,208	15,689	17,747	19,224	21,771	23,149	21,812
Underwriting-related general and administrative expenses [b]	2,596	2,850	5,739	1,119	2,659	4,322	4,572	462
Total underwriting expenses	117,272	80,606	37,410	81,951	203,425	75,515	145,167	136,910

UNDERWRITING INCOME (LOSS)	$(57,113)	$237	$57,649	$11,476	$(86,970)	$48,490	$(9,376)	$(30,765)

Catastrophe and weather-related losses, net of reinstatement premiums	$83,157	$38,020	$12,999	$29,609	$139,714	$16,876	$73,737	$68,119
Net favorable (adverse) prior year reserve development	$7,694	$1,360	$22,293	$(151)	$5,937	$8,653	$3,175	$(661)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	39.3%	32.8%	26.6%	34.0%	36.3%	33.1%	32.4%	40.0%
Catastrophe and weather-related losses ratio	147.3%	47.5%	13.7%	32.4%	126.8%	13.7%	56.2%	63.6%
Current accident year loss ratio	186.6%	80.3%	40.3%	66.4%	163.2%	46.8%	88.6%	103.6%
Prior year reserve development ratio	(12.8%)	(1.7%)	(23.5%)	0.2%	(5.2%)	(7.0%)	(2.3%)	0.6%
Net losses and loss expenses ratio	173.8%	78.6%	16.8%	66.5%	158.0%	39.9%	86.3%	104.2%
Acquisition cost ratio	17.2%	17.6%	16.5%	18.7%	16.7%	17.6%	17.0%	19.8%
Underwriting-related general and administrative expense ratio	4.3%	3.5%	6.0%	1.2%	2.3%	3.5%	3.4%	0.4%
Combined ratio	195.3%	99.8%	39.4%	86.4%	177.0%	60.9%	106.6%	124.5%

[a]   Catastrophe and Property refers to business written by the AXIS Re as defined on page iv.
[b] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Specialty Reinsurance [a]

	Quarter-to-date
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$366,518	$561,398	$1,092,625	$223,767	$343,009	$495,300	$1,054,872	$220,810
Ceded premiums written	(95,498)	(169,541)	(255,410)	(61,400)	(81,391)	(126,764)	(226,391)	(68,800)
Net premiums written	271,020	391,857	837,215	162,366	261,618	368,536	828,481	152,010

Gross Premiums earned	580,179	561,430	532,953	539,641	538,467	527,884	458,277	514,335
Ceded premiums earned	(137,447)	(133,908)	(122,538)	(119,096)	(122,961)	(126,608)	(106,960)	(126,728)
Net premiums earned	442,732	427,522	410,415	420,545	415,507	401,276	351,317	387,607
Other insurance related income	815	1,940	6,567	8,225	5,654	5,250	2,693	470
Total underwriting revenues	443,547	429,462	416,983	428,770	421,160	406,525	354,010	388,077

UNDERWRITING EXPENSES
Net losses and loss expenses	318,575	284,203	310,973	269,895	287,146	284,876	240,374	258,158
Acquisition costs	90,728	98,642	93,850	98,261	88,959	90,336	78,043	92,035
Underwriting-related general and administrative expenses [b]	21,903	23,977	25,407	17,755	27,262	25,070	24,792	21,954
Total underwriting expenses	431,206	406,821	430,230	385,910	403,367	400,282	343,209	372,147

UNDERWRITING INCOME (LOSS)	$12,340	$22,641	$(13,248)	$42,860	$17,793	$6,243	$10,800	$15,930

Catastrophe and weather-related losses, net of reinstatement premiums	$16,013	$1,110	$14,347	$1,946	$5,243	$598	$487	$11,724
Net favorable (adverse) prior year reserve development	$(5,517)	$(193)	$(20,400)	$4,413	$(344)	$(8,271)	$637	$2,803

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	67.1%	66.2%	67.3%	64.7%	67.8%	68.8%	68.5%	64.2%
Catastrophe and weather-related losses ratio	3.6%	0.3%	3.5%	0.5%	1.3%	0.1%	0.1%	3.1%
Current accident year loss ratio	70.7%	66.4%	70.8%	65.2%	69.0%	68.9%	68.6%	67.3%
Prior year reserve development ratio	1.2%	—%	5.0%	(1.0%)	0.1%	2.1%	(0.2%)	(0.7%)
Net losses and loss expenses ratio	72.0%	66.5%	75.8%	64.2%	69.1%	71.0%	68.4%	66.6%
Acquisition cost ratio	20.5%	23.1%	22.9%	23.4%	21.4%	22.5%	22.2%	23.7%
Underwriting-related general and administrative expense ratio	4.9%	5.6%	6.2%	4.2%	6.6%	6.2%	7.1%	5.7%
Combined ratio	97.4%	95.2%	104.8%	91.8%	97.1%	99.8%	97.7%	96.0%

[a]   Specialty Reinsurance refers to business written by the AXIS Re including credit and surety, professional lines, motor, liability, engineering, agriculture, marine and aviation, and accident and health as defined on page iv.
[b] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Reinsurance Total [a]

	Quarter-to-date
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$389,918	$643,861	$1,307,344	$247,765	$469,989	$672,714	$1,432,283	$244,120
Ceded premiums written	(130,923)	(196,433)	(338,384)	(67,051)	(181,010)	(181,741)	(361,211)	(86,904)
Net premiums written	258,995	447,428	968,960	180,714	288,979	490,972	1,071,073	157,216

Gross Premiums earned	680,539	685,933	669,227	723,877	736,730	717,869	658,198	729,002
Ceded premiums earned	(177,774)	(177,605)	(163,797)	(208,486)	(206,311)	(192,603)	(170,762)	(231,404)
Net premiums earned	502,765	508,328	505,430	515,391	530,419	525,266	487,436	497,598
Other insurance related income	941	1,976	6,611	6,806	7,197	5,265	2,366	(3,375)
Total underwriting revenues	503,706	510,304	512,041	522,197	537,616	530,531	489,801	494,223

UNDERWRITING EXPENSES
Net losses and loss expenses	422,905	347,751	326,954	332,979	468,688	334,298	357,820	372,795
Acquisition costs	101,075	112,850	109,540	116,008	108,183	112,107	101,192	113,846
Underwriting-related general and administrative expenses	24,498	26,826	31,146	18,874	29,921	29,392	29,365	22,415
Total underwriting expenses	548,478	487,427	467,640	467,861	606,792	475,797	488,377	509,056

UNDERWRITING INCOME (LOSS)	$(44,772)	$22,877	$44,401	$54,336	$(69,176)	$54,733	$1,425	$(14,833)

Catastrophe and weather-related losses, net of reinstatement premiums	$99,170	$39,130	$27,346	$31,555	$144,957	$17,474	$74,224	$79,843
Net favorable prior year reserve development	$2,177	$1,167	$1,894	$4,262	$5,594	$382	$3,812	$2,142

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	64.2%	60.9%	59.7%	59.2%	61.4%	60.4%	58.6%	59.0%
Catastrophe and weather-related losses ratio	20.3%	7.7%	5.4%	6.2%	28.0%	3.3%	15.6%	16.3%
Current accident year loss ratio	84.5%	68.6%	65.1%	65.4%	89.4%	63.7%	74.2%	75.3%
Prior year reserve development ratio	(0.4%)	(0.2%)	(0.4%)	(0.8%)	(1.0%)	(0.1%)	(0.8%)	(0.4%)
Net losses and loss expenses ratio	84.1%	68.4%	64.7%	64.6%	88.4%	63.6%	73.4%	74.9%
Acquisition cost ratio	20.1%	22.2%	21.7%	22.5%	20.4%	21.3%	20.8%	22.9%
Underwriting-related general and administrative expense ratio	4.9%	5.3%	6.1%	3.7%	5.6%	5.6%	6.0%	4.5%
Combined ratio	109.1%	95.9%	92.5%	90.8%	114.4%	90.6%	100.2%	102.3%

[a]   Reinsurance Total refers to business written by the AXIS Re including Catastrophe and Property, and Specialty Reinsurance.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Reinsurance Total, Catastrophe and Property and Specialty Reinsurance

	Total Reinsurance			Reinsurance Catastrophe and Property [a]			Specialty Reinsurance [a]
	Year-to-date			Year-to-date			Year-to-date
	Q3 2022	Q3 2021	Q3 2020	Q3 2022	Q3 2021	Q3 2020	Q3 2022	Q3 2021	Q3 2020
UNDERWRITING REVENUES
Gross written premiums	$2,341,123	$2,574,987	$2,564,419	$320,582	$681,805	$773,679	$2,020,540	$1,893,182	$1,790,740
Ceded premiums written	(665,741)	(723,962)	(742,727)	(145,292)	(289,415)	(335,355)	(520,449)	(434,547)	(407,372)
Net premiums written	1,675,382	1,851,025	1,821,692	175,290	392,390	438,324	1,500,092	1,458,635	1,383,368

Gross Premiums earned	2,035,699	2,112,797	2,200,005	361,136	588,169	651,102	1,674,563	1,524,628	1,548,902
Ceded premiums earned	(519,176)	(569,677)	(625,332)	(125,282)	(213,148)	(259,835)	(393,893)	(356,529)	(365,497)
Net premiums earned	1,516,523	1,543,120	1,574,673	235,854	375,021	391,267	1,280,669	1,168,099	1,183,406
Other insurance related income (loss)	9,528	14,827	(7,361)	206	1,231	1,968	9,322	13,596	(9,329)
Total underwriting revenues	1,526,051	1,557,947	1,567,312	236,059	376,252	393,236	1,289,991	1,181,695	1,174,077

UNDERWRITING EXPENSES
Net losses and loss expenses	1,097,611	1,160,806	1,211,443	183,859	348,411	367,961	913,752	812,395	843,482
Acquisition costs	323,464	321,482	354,137	40,245	64,144	78,143	283,220	257,338	275,994
Underwriting-related general and administrative expenses	82,471	88,678	76,714	11,184	11,553	6,596	71,286	77,125	70,118
Total underwriting expenses	1,503,546	1,570,966	1,642,294	235,288	424,107	452,699	1,268,258	1,146,859	1,189,595

UNDERWRITING INCOME (LOSS)	$22,505	$(13,019)	$(74,982)	$772	$(47,855)	$(59,463)	$21,733	$34,837	$(15,518)

Catastrophe and weather-related losses, net of reinstatement premiums	$165,646	$236,655	$250,902	$134,206	$230,326	$229,133	$31,440	$6,329	$21,769
Net favorable (adverse) prior year reserve development	$5,236	$9,787	$4,830	$31,346	$17,765	$3,933	$(26,111)	$(7,978)	$898

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	61.6%	60.2%	61.1%	31.7%	33.8%	35.1%	66.9%	68.3%	69.5%
Catastrophe and weather-related losses ratio	11.1%	15.7%	16.1%	59.6%	63.9%	60.0%	2.5%	0.5%	1.8%
Current accident year loss ratio	72.7%	75.9%	77.2%	91.2%	97.6%	95.0%	69.3%	68.9%	71.4%
Prior year reserve development ratio	(0.3%)	(0.7%)	(0.3%)	(13.3%)	(4.7%)	(1.0%)	2.0%	0.7%	(0.1%)
Net losses and loss expenses ratio	72.4%	75.2%	76.9%	78.0%	92.9%	94.0%	71.3%	69.5%	71.3%
Acquisition cost ratio	21.3%	20.8%	22.5%	17.1%	17.1%	20.0%	22.1%	22.0%	23.3%
Underwriting-related general and administrative expense ratio	5.4%	5.8%	4.9%	4.7%	3.1%	1.7%	5.6%	6.6%	5.9%
Combined ratio	99.1%	101.8%	104.3%	99.8%	113.1%	115.7%	99.0%	98.2%	100.5%

[a] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data

	Quarter-to-date
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$1,707,808	$2,113,483	$2,634,608	$1,562,828	$1,646,489	$1,941,186	$2,535,481	$1,348,419
Ceded premiums written	(671,024)	(796,636)	(821,736)	(615,420)	(650,018)	(737,328)	(756,595)	(562,970)
Net premiums written	1,036,784	1,316,847	1,812,872	947,408	996,471	1,203,858	1,778,886	785,449

Gross Premiums earned	2,012,426	1,971,208	1,902,508	1,936,521	1,879,280	1,794,769	1,671,139	1,735,932
Ceded premiums earned	(727,560)	(694,156)	(644,262)	(698,761)	(667,853)	(637,828)	(567,417)	(648,564)
Net premiums earned	1,284,866	1,277,052	1,258,246	1,237,760	1,211,427	1,156,941	1,103,722	1,087,368
Other insurance related income	1,092	2,213	6,693	7,033	7,665	5,817	2,781	(2,819)
Total underwriting revenues	1,285,958	1,279,265	1,264,939	1,244,793	1,219,092	1,162,758	1,106,503	1,084,549

UNDERWRITING EXPENSES
Net losses and loss expenses	941,911	769,587	732,699	716,225	911,369	666,473	714,718	817,239
Acquisition costs	240,511	257,582	248,352	252,180	231,712	219,070	218,871	231,800
Underwriting-related general and administrative expenses	132,570	135,403	145,096	140,379	134,826	128,961	132,668	116,345
Total underwriting expenses	1,314,992	1,162,572	1,126,147	1,108,784	1,277,907	1,014,504	1,066,257	1,165,384

UNDERWRITING INCOME (LOSS)	$(29,034)	$116,693	$138,792	$136,009	$(58,815)	$148,254	$40,246	$(80,835)

Catastrophe and weather-related losses, net of reinstatement premiums	$211,969	$67,119	$60,076	$54,209	$249,830	$28,562	$110,250	$198,028
Net favorable prior year reserve development	$4,735	$3,940	$8,956	$9,270	$11,012	$6,808	$5,317	$6,559

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	57.1%	55.3%	54.2%	54.3%	55.4%	55.7%	55.1%	57.4%
Catastrophe and weather-related losses ratio	16.6%	5.3%	4.7%	4.3%	20.7%	2.5%	10.1%	18.4%
Current accident year loss ratio	73.7%	60.6%	58.9%	58.6%	76.1%	58.2%	65.2%	75.8%
Prior year reserve development ratio	(0.4%)	(0.3%)	(0.7%)	(0.7%)	(0.9%)	(0.6%)	(0.4%)	(0.6%)
Net losses and loss expenses ratio	73.3%	60.3%	58.2%	57.9%	75.2%	57.6%	64.8%	75.2%
Acquisition cost ratio	18.7%	20.2%	19.7%	20.4%	19.1%	18.9%	19.8%	21.3%
Underwriting-related general and administrative expense ratio [a]	12.3%	12.9%	13.5%	14.8%	13.1%	14.1%	14.3%	13.1%
Combined ratio	104.3%	93.4%	91.4%	93.1%	107.4%	90.6%	98.9%	109.6%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data - Excluding Reinsurance Catastrophe and Property

	Quarter-to-date
	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$1,684,408	$2,031,020	$2,419,889	$1,538,830	$1,519,509	$1,763,772	$2,158,070	$1,325,110
Ceded premiums written	(635,599)	(769,744)	(738,761)	(609,769)	(550,399)	(682,351)	(621,776)	(544,865)
Net premiums written	1,048,809	1,261,275	1,681,128	929,060	969,109	1,081,422	1,536,294	780,245

Gross Premiums earned	1,912,066	1,846,705	1,766,236	1,752,285	1,681,017	1,604,784	1,471,218	1,521,264
Ceded premiums earned	(687,233)	(650,460)	(603,004)	(609,372)	(584,502)	(571,833)	(503,614)	(543,886)
Net premiums earned	1,224,833	1,196,245	1,163,231	1,142,914	1,096,515	1,032,951	967,604	977,378
Other insurance related income	965	2,177	6,650	8,452	6,122	5,802	3,108	1,026
Total underwriting revenues	1,225,798	1,198,422	1,169,881	1,151,366	1,102,637	1,038,753	970,712	978,404

UNDERWRITING EXPENSES
Net losses and loss expenses	837,581	706,039	716,718	653,140	729,826	617,051	597,271	702,602
Acquisition costs	230,164	243,373	232,662	234,433	212,488	197,299	195,723	209,989
Underwriting-related general and administrative expenses [a]	129,975	132,553	139,357	139,259	132,168	124,639	128,096	115,883
Total underwriting expenses	1,197,720	1,081,965	1,088,736	1,026,832	1,074,482	938,990	921,089	1,028,475

UNDERWRITING INCOME	$28,078	$116,457	$81,145	$124,534	$28,155	$99,763	$49,622	$(50,072)

Catastrophe and weather-related losses, net of reinstatement premiums	$128,812	$29,099	$47,077	$24,600	$110,116	$11,686	$36,513	$129,909
Net favorable (adverse) prior year reserve development	$(2,958)	$2,580	$(13,337)	$9,422	$5,075	$(1,845)	$2,143	$7,220

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	57.8%	56.8%	56.4%	55.9%	57.2%	58.4%	58.2%	59.3%
Catastrophe and weather-related losses ratio	10.3%	2.4%	4.0%	2.1%	9.8%	1.1%	3.8%	13.3%
Current accident year loss ratio	68.1%	59.2%	60.5%	58.0%	67.0%	59.6%	61.9%	72.6%
Prior year reserve development ratio	0.2%	(0.2%)	1.1%	(0.8%)	(0.5%)	0.2%	(0.2%)	(0.7%)
Net losses and loss expenses ratio	68.4%	59.0%	61.6%	57.1%	66.6%	59.7%	61.7%	71.9%
Acquisition cost ratio	18.8%	20.3%	20.0%	20.5%	19.4%	19.1%	20.2%	21.5%
Underwriting-related general and administrative expense ratio [b]	12.7%	13.6%	14.0%	16.0%	14.2%	15.3%	15.9%	14.6%
Combined ratio	99.9%	93.0%	95.7%	93.7%	100.1%	94.1%	97.9%	108.0%

[a] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.
[b]        Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data - Excluding Reinsurance Catastrophe and Property

	Group Total [a]			Reinsurance Catastrophe and Property [b]			Group Total excluding Reinsurance Catastrophe and Property [b]
	Year-to-date			Year-to-date			Year-to-date
	Q3 2022	Q3 2021	Q3 2020	Q3 2022	Q3 2021	Q3 2020	Q3 2022	Q3 2021	Q3 2020
UNDERWRITING REVENUES
Gross written premiums	$6,455,899	$6,123,156	$5,478,519	$320,582	$681,805	$773,679	$6,135,317	$5,441,351	$4,704,840
Ceded premiums written	(2,289,397)	(2,143,941)	(1,927,559)	(145,292)	(289,415)	(335,355)	(2,144,105)	(1,854,526)	(1,592,204)
Net premiums written	4,166,502	3,979,215	3,550,960	175,290	392,390	438,324	3,991,212	3,586,825	3,112,636

Gross Premiums earned	5,886,143	5,345,188	5,032,802	361,136	588,169	651,102	5,525,007	4,757,019	4,381,700
Ceded premiums earned	(2,065,980)	(1,873,098)	(1,748,861)	(125,282)	(213,148)	(259,835)	(1,940,698)	(1,659,950)	(1,489,026)
Net premiums earned	3,820,163	3,472,090	3,283,941	235,854	375,021	391,267	3,584,309	3,097,069	2,892,674
Other insurance related income (loss)	9,998	16,262	(5,270)	206	1,231	1,968	9,792	15,031	(7,238)
Total underwriting revenues	3,830,161	3,488,352	3,278,671	236,059	376,252	393,236	3,594,102	3,112,100	2,885,435

UNDERWRITING EXPENSES
Net losses and loss expenses	2,444,196	2,292,559	2,464,012	183,859	348,411	367,961	2,260,337	1,944,148	2,096,051
Acquisition costs	746,443	669,654	697,716	40,245	64,144	78,143	706,198	605,510	619,573
Underwriting-related general and administrative expenses	413,069	396,455	361,623	11,184	11,553	6,596	401,885	384,902	355,027
Total underwriting expenses	3,603,708	3,358,668	3,523,351	235,288	424,107	452,699	3,368,420	2,934,561	3,070,652

UNDERWRITING INCOME (LOSS)	$226,453	$129,684	$(244,680)	$772	$(47,855)	$(59,463)	$225,681	$177,539	$(185,217)

Catastrophe and weather-related losses, net of reinstatement premiums	$339,164	$388,642	$575,981	$134,206	$230,326	$229,133	$204,958	$158,316	$346,848
Net favorable (adverse) prior year reserve development	$17,632	$23,138	$9,351	$31,346	$17,765	$3,933	$(13,714)	$5,373	$5,418

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.5%	55.4%	57.8%	31.7%	33.8%	35.1%	57.0%	57.9%	60.8%
Catastrophe and weather-related losses ratio	8.9%	11.3%	17.5%	59.6%	63.9%	60.0%	5.7%	5.0%	11.8%
Current accident year loss ratio	64.4%	66.7%	75.3%	91.2%	97.6%	95.0%	62.7%	62.9%	72.6%
Prior year reserve development ratio	(0.4%)	(0.7%)	(0.3%)	(13.3%)	(4.7%)	(1.0%)	0.4%	(0.2%)	(0.2%)
Net losses and loss expenses ratio	64.0%	66.0%	75.0%	78.0%	92.9%	94.0%	63.1%	62.8%	72.5%
Acquisition cost ratio	19.5%	19.3%	21.2%	17.1%	17.1%	20.0%	19.7%	19.6%	21.4%
Underwriting-related general and administrative expense ratio	12.9%	13.8%	13.4%	4.7%	3.1%	1.7%	13.4%	15.1%	14.9%
Combined ratio	96.4%	99.1%	109.6%	99.8%	113.1%	115.7%	96.2%	97.4%	108.7%

[a]        Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]        Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations